Banknorth Funds


Banknorth Large Cap Core Fund
Banknorth Small/Mid Cap Core Fund
Banknorth Intermediate Bond Fund
Banknorth Vermont Municipal Bond Fund

Supplement to Combined Prospectus dated November 30, 2003

I. At a meeting to be held on August 27, 2004, shareholders of record on June 28, 2004 will be asked to vote on the fund reorganizations described below. If approved by shareholders, these reorganizations will take place on or about August 27, 2004. Shareholders will be notified if any of these changes are not approved. Please keep this supplement for your records.

   Shareholders will be asked to consider the following proposals:

1. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Capital Appreciation Fund ("Capital Appreciation Fund"), a portfolio of Federated Equity Funds, would acquire all of the assets of Banknorth Large Cap Core Fund ("Large Cap Core Fund") in exchange solely for the issuance of Class A Shares of Capital Appreciation Fund, to be distributed pro rata by Large Cap Core Fund to holders of its shares, in complete liquidation and termination of Large Cap Core Fund (to be voted upon by shareholders of Large Cap Core Fund);

2. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Kaufmann Fund ("Kaufmann Fund"), a portfolio of Federated Equity Funds, would acquire all of the assets of Banknorth Small/Mid Cap Core Fund ("Small/Mid Cap Core Fund") in exchange solely for the issuance of Class A Shares of Kaufmann Fund, to be distributed pro rata by Small/Mid Cap Core Fund to holders of its shares, in complete liquidation and termination of Small/Mid Cap Core Fund (to be voted upon by shareholders of Small/Mid Cap Core Fund);

3. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Total Return Bond Fund ("Total Return Bond Fund"), a portfolio of Federated Total Return Series, Inc., would acquire all of the assets of Banknorth Intermediate Bond Fund ("Intermediate Bond Fund") in exchange solely for the issuance of Institutional Service Shares of Total Return Bond Fund, to be distributed pro rata by Intermediate Bond Fund to holders of its shares, in complete liquidation and termination of Intermediate Bond Fund (to be voted upon by shareholders of Intermediate Bond Fund);

4. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Vermont Municipal Income Fund ("Federated Vermont Fund"), a portfolio of Federated Municipal Securities Income Trust, would acquire all of the assets of Banknorth Vermont Municipal Bond Fund ("Banknorth Vermont Fund") in exchange for Federated Vermont Fund's assumption of the Banknorth Vermont Fund's liabilities that were incurred in the ordinary course of business and the issuance of Class A Shares of Federated Vermont Fund, to be distributed pro rata by Banknorth Vermont Fund to holders of its shares, in complete liquidation and termination of Banknorth Vermont Fund (to be voted upon by shareholders of Banknorth Vermont
      Fund); and

5. To transact such other business as may properly come before the meeting or any adjournment thereof.


II. Effective immediately, the Large Cap Core Fund and the Small/Mid Cap Core Fund are managed by Robert A. Magan. Please delete references to Jonathan White from pp. 20-21 of the Combined Prospectus.



Cusip 06646S204
Cusip 06646S501
Cusip 06646S105
Cusip 06646S600

30896 (7/04)                                                  July 30, 2004